Securities Purchase Agreement

by and among

The Maslow Media Group, Inc.

and

The Investor Named Herein

Securities Purchase Agreement

Dated as of June 27, 2019

This Securities Purchase Agreement (together with the Exhibits attached hereto, this “Agreement”), dated as of the date first set forth above (the “Closing Date”), is entered into by and among The Maslow Media Group, Inc., a Virginia corporation (the “Company”), and the investor listed on the signature page hereto (the “Investor”). The Company and the Investor may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Company is in need of operating capital; and

WHEREAS, the Board of Directors of the Company (the “Board”) has authorized the issuance of up to 15 units of securities of the Company (the “Units”), with each Unit comprised of (i) one (1) senior unsecured convertible promissory note in the form attached hereto as Exhibit A, to be issued in $100,000.00 integral principal amounts (the “Note”); (ii) 0.20 shares of common stock, par value $1.00 per share of the Company (the “Common Stock”) and (iii) a warrant to purchase 0.1 shares of Common Stock at an exercise price as set forth therein (each, a “Warrant”) on the terms set forth herein, in an offering aggregate principal amount of up to $1,500,000.00 (the “Offering”); and the Investor wishes to purchase one or more Units on the terms and conditions provided for herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

Article I

DEFINED TERMS

Section 1.1 Definitions. The following terms, as used herein, have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(b) “Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in Virginia are authorized or required by law or executive order to close.

(c) “Company Securities” means the Unit(s) acquired by the Investor, including the Note, the Purchased Shares, the Warrant and any other additional shares of Common Stock that may be issued pursuant to the Note or the Warrant.

(d) “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

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(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f) “Governmental Authority” means any federal, state, provincial, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(g) “Law” means any domestic or foreign, federal, state, provincial, municipality or local law, statute, ordinance, code, rule, or regulation.

(h) “Ordinary Course of Business” means an action which is taken in the ordinary course of the normal day-to-day operations of the Person taking such action consistent with the past practices of such Person, is not required to be authorized by the board of directors or other governing body of such Person (or by any Person or group of Persons exercising similar authority) and is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors or other governing body (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

(i) “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a Governmental Authority, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(j) “Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

(k) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(l) “Transaction Documents” means, collectively, this Agreement, the Note, the Warrant and all other documents, instruments or agreements entered in connection herewith or therewith, each as amended or otherwise modified from time to time, and all modifications, renewals, replacements, extensions and rearrangements thereof and substitutions and replacements therefor.

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Section 1.2 Interpretive Provisions. Unless the express context otherwise requires:

(a) the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c) the terms “Dollars” and “$” mean United States Dollars;

(d) references herein to a specific Section, Subsection, Recital or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement;

(e) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f) references herein to any gender shall include each other gender;

(g) references herein to any Person shall include such Person’s heirs, executors, personal Representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.2(g) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i) references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

(j) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(k) references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and

(l) references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

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Article II

SALE OF UNITS; ClOSING

Section 2.1 Purchase and Sale. Subject to the terms and the conditions of this Agreement, at the Closing (as defined below), the Company will issue and sell to the Investor, and the Investor will purchase from the Company, the number of Units as set forth on Investor’s signature page hereof, for the purchase price as set forth on the signature page hereof (the “Purchase Price”). For each such Unit purchased, the Company shall (i) issue to the Investor a Note in the aggregate principal amount of $100,000 (the “Principal Amount”); (ii) issue to the Investor 0.2 shares of Common Stock (the “Purchased Shares”); and (iii) issue to the Investor a Warrant to buy 0.1 shares of Common Stock at an exercise price as set forth therein. The Parties acknowledge and agree that in the event that the Investor is acquiring more than one Unit, one Note and one Warrant shall be issued to the Investor, with the Principal Amount and the number of shares of Common Stock subject to the Warrant to be appropriately increased.

Section 2.2 Closings. The closing of the issuance, sale and purchase of the Unit(s) to the Investor (the “Closing”) shall take place on the Closing Date via the electronic delivery of executed documents and payment of applicable funds.

Section 2.3 Deliveries by the Company. At the Closing, the Company shall (i) deliver to the Investor a Note duly executed by the Company in the Principal Amount, (ii) record the Investor in the record books of the Company as the beneficial owner of the Purchased Shares; and (iii) deliver to the Investor a Warrant for the number of shares of Common Stock as set forth in Section 2.1

Section 2.4 Deliveries by the Investor. At the Closing, the Investor shall deliver the Purchase Price to the Company by (a) a cashier’s check payable to the Company’s order or (b) wire transfer of immediately available funds, as instructed by the Company.

Section 2.5 Additional Investors. The Parties acknowledge and agree that the Company may issue any sell other Units in this Offering by entering into additional Securities Purchase Agreements on the same terms and conditions as this Agreement. The Company may issue and sell up to a maximum of $1,5000,000 of Units, provided that such limitation shall not prohibit the Company from issuing or selling any later securities of the Company.

Section 2.6 Withholding. The Parties agree that, if the Investor is a Non-U.S. Investor (as defined below), the Company shall be entitled to deduct and withhold from any payments made to Investor pursuant to the Note such amounts as required by applicable Laws at the time of such payment, which amounts are currently 30% (or at a lower rate if provided by an applicable tax treaty and Investor provides the documentation (generally, IRS Form W-8BEN or W-8BEN-E) required to claim benefits under such tax treaty to the Company). “Non-U.S. Investor” means any person who is not a (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized under the Laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. Persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury Regulations to be treated as a U.S. Person.

Section 2.7 Covenant Related to Additional Debt.

(a) Until the time that all of the Notes issued and sold in the Offering have been repaid in full, converted into shares of Common Stock or otherwise satisfied and discharged (the “Covenant Period”), the Company covenants and agrees with the Investor that the Company shall not have outstanding at any time any Debt (as defined below) in excess of $250,000 without the prior written consent of the Majority Investors (as defined below), which consent may be evidenced by one or more writings or other written communications between the Company and the Majority Investors.

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(b) For purposes herein, “Debt” shall mean all indebtedness for borrowed money extended to or for the account of the Company or any of its wholly owned subsidiaries, including without limitation, (a) obligations secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the obligation secured thereby shall have been assumed and whether or not the obligation secured is the obligation of the owner or another party; (b) any obligation on account of deposits or advances; (c) any obligation for the deferred purchase price of any property or services; (d) all guaranties, endorsements and other contingent obligations respecting indebtedness of others; and (e) undertakings or agreements to reimburse or indemnify issuers of letters of credit; provided, however, that “Debt” shall not include any of the items in clause (a) through (e) of this sentence to the extent that any such items or amounts (i) relate to or arise out of the agreements or relationships between the Company and Advance Business Capital LLC, d/b/a Triumph Business Capital or its successors in interest; (ii) exist as of June 18, 2019; (iii) relate to or arise out of any of the Notes or Warrants issued or sold in the Offering; (iv) relate to or arise out of trade accounts payable of the Company or any of its subsidiaries; or (v) relate to or arise out of the operations of the Company or any of its wholly owned subsidiaries in the Ordinary Course of Business (as defined below).

(c) For purposes herein, “Ordinary Course of Business” means an action which is taken in the ordinary course of the normal day-to-day operations of the Company or any of its wholly owned subsidiaries consistent with the past practices of such entity, is not required to be authorized by the board of directors or other governing body of such entity (or by any person, entity or group of persons or entities exercising similar authority) and is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors or other governing body (or by any person, entity or group of persons or entities exercising similar authority), in the ordinary course of the normal day-to-day operations of other persons or entities that are in the same line of business as the Company or any of its wholly owned subsidiaries (such as, for example and not by way of limitation, the incursion of customary business expenses, credit card expenses, operating expenses, etc.).

(d) For purposes herein, “Majority Investors” shall mean holders of Notes issued and sold in the Offering who hold Notes constituting, at such time, an aggregate to eighty percent (80%) of the then-outstanding Indebtedness (as defined in the Note) of all such Notes.

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor as follows as of the Closing Date:

Section 3.1 Corporate Existence. The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Virginia.

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Section 3.2 Authorization. The Company has full corporate power and authority to execute and deliver this Agreement and the Company Securities and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement, the Note and the Warrant and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized and no other corporate action is necessary to authorize the execution and delivery by the Company of this Agreement, the Company Securities or the consummation by it of the transactions contemplated hereby and thereby.

Section 3.3 Binding Agreement. This Agreement, the Note and the Warrant have been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by the Investor, this Agreement, the Note, the Warrant and the other Company Securities each constitutes, and, upon execution and delivery thereof, each will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar Laws of general application affecting enforcement of creditors’ rights generally and (b) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought (the “Enforceability Exceptions”).

Section 3.4 Capitalization. The authorized capital of the Company consists of 400 shares of Common Stock, of which 100 shares were issued and outstanding as of June 10, 2019 (the “Representation Date”), which does not include the shares of Common Stock that may be issued and sold in the Offering or upon conversion of the Notes or exercise of the Warrants issued and sold in the Offering. The issued and outstanding Common Stock has been duly authorized and issued, and is fully paid and nonassessable, free and clear of all liens, charges, pledges, security interests, encumbrances, right of first refusal, preemptive right or other restriction.

Section 3.5 Authorization. All corporate action required to be taken by the Board and shareholders in order to authorize the Company to enter into this Agreement and to issue the Note, the Purchased Shares and the Warrant at the Closing, and the other Company Securities when issuable upon conversion of the Note or exercise of the Warrant, has been taken. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of all such securities when issuable has been taken.

Section 3.6 Valid Issuance of Shares. The Purchased Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, and the shares of Common Stock issuable upon the conversion of the Note or exercise of the Warrant when issued and delivered in accordance with the respective terms of the Note or Warrant, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities Laws and liens or encumbrances created by or imposed by Investor. Assuming the accuracy of the representations of the Investor in Article IV, the Purchased Shares and such shares of Common Stock issuable upon the conversion of the Note and the exercise of the Warrant will be issued in compliance with all applicable federal and state securities Laws.

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Section 3.7 No Consent. Assuming the accuracy of the representations and warranties made by the Investor herein, no consent, approval, authorization or order of, or any filing or declaration with any Governmental Authority or any other Person is required for the consummation by the Company of any of the transactions on its part contemplated under this Agreement, except for filings pursuant to Regulation D of the Securities Act and applicable state securities Laws which have been made or will be made in a timely manner.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents, warrants and acknowledges to, and covenants and agrees with, the Company as follows:

Section 4.1 Power and Qualification. The Investor is an individual Person or an entity and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

Section 4.2 Authority. Investor has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. This Agreement and the other Transaction Documents constitute the legal, valid and binding obligations of Investor, enforceable against Investor in accordance with the terms hereof, except as may be limited by the Enforceability Exceptions. The execution and delivery of this Agreement and performance by Investor of the transactions contemplated herein have been duly authorized by all necessary action on the part of Investor.

Section 4.3 Accredited Investor. At the time Investor was offered the Units, and as of the Closing Date, the Investor was and is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act (an “Accredited Investor”). Investor has the authority and is duly and legally qualified to purchase and own the Company Securities. The information provided to the Company by Investor as to the status of Investor is true and complete in all respects.

Section 4.4 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any Governmental Authority or any other Person is required for the consummation by Investor of any of the transactions on its part contemplated under this Agreement.

Section 4.5 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, (including constating documents and shareholder and director resolutions or the like applicable to Investor), contract or agreement to which Investor is a party or by which it is bound; or (ii) any federal, state, provincial, local or foreign Law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Investor.

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Section 4.6 Potential Loss of Investment. Investor is aware and acknowledges that (a) the Company has a limited operating history, and there is a high degree of risk that the Company will be unable to execute its business strategy successfully; (b) the Company Securities involve a substantial degree of risk of loss of its entire investment and that there is no government or other insurance covering the Securities; (c) Investor, in purchasing the Units and the other Company Securities, is relying solely upon the advice of Investor’s advisors (including as to legal, financial and tax matters); and (d) because there are substantial restrictions on the transferability of the Company Securities it may not be possible for Investor to liquidate its investment readily. Investor further acknowledges that it has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Agreement and the transactions contemplated by this Agreement, including trading in the Company Securities, and with respect to the hold periods imposed by applicable securities Laws, and acknowledges that no representation has been made by the Company respecting the applicable hold periods imposed by applicable securities Laws or other resale restrictions applicable to such securities which restrict the ability of Investor to resell such securities, that Investor is solely responsible to find out what these resale restrictions are, that Investor is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

Section 4.7 Receipt of Information. Investor has received all documents, records, books and other information pertaining to its investment that has been requested by Investor. Investor was afforded (i) the opportunity to ask such questions as Investor deemed necessary of, and to receive answers from, Representatives of the Company concerning the merits and risks of acquiring the Units and the Company Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, assets, properties, management and prospects sufficient to enable Investor to evaluate the Company Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Company Securities.

Section 4.8 No Advertising. At no time was Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Investor is not purchasing the Company Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Company Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

Section 4.9 Investment Purposes. Investor is acquiring the Units and the other Company Securities for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other Person has a direct or indirect beneficial interest in the Units or the other Company Securities which the Investor is acquiring herein. Further, Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to the Units or the other Company Securities Investor is acquiring or may acquire in the future.

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Section 4.10 Restricted Securities; Transfer or Re-sale. Investor understands that (i) the sale or re-sale of the Units and the other Company Securities has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Company Securities may not be transferred unless (1) the Units and the other Company Securities are sold pursuant to an effective registration statement under the Securities Act, (2) Investor shall have delivered to the Company, at the cost of Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Company Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (3) the Company Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of Investor who agrees to sell or otherwise transfer the Company Securities only in accordance with this Section 4.10 and who is an Accredited Investor, (4) the Company Securities are sold pursuant to Rule 144, (5) the Company Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), or (6) the Company Securities are sold pursuant to the exemption from registration afforded under Section 4(a)(1) or Section 4(a)(7) of the Securities Act, and Investor shall have delivered to the Company, at the cost of Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Company Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Company Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register such Company Securities under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case). Investor may not transfer the Note or other Company Securities unless Investor first physically surrenders the Note or other Company Securities to the Company, whereupon the Company will forthwith issue and deliver upon the order of Investor a new Note or other Company Security of like tenor, registered as the holder (upon payment by the holder of any applicable transfer taxes) may request. Any surrender of the Note or other Company Security to the Company in connection with a transfer as set forth herein shall be at the offices of the Company as set forth in Section 6.15 and, if so required by the Company, the Note or other Company Security shall be accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by Investor or by his, her or its attorney duly authorized in writing. Further, Investor acknowledges that none of the Company Securities will be distributed under a prospectus filed under any applicable securities Laws on the basis that issuance thereof is exempt from such filing and as a result the Company Securities will be subject to statutory resale restrictions under applicable securities Laws, and Investor covenants that it will not resell the Company Securities except in compliance with such Laws and Investor acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance.

Section 4.11 No Guarantees. It has never been represented, guaranteed or warranted to Investor by the Company, or any of its Representatives, or any other Person, expressly or by implication, that:

(a) any gain will be realized by Investor from Investor’s investment in the Units or the Company Securities;

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(b) there will be any approximate or exact length of time that Investor will be required to remain as a holder of the Units or the Company Securities;

(c) the past performance or experience on the part of the Company, any of its Affiliates, its predecessors or any other Person, will in any way indicate any future results of the Company;

(d) any Person will resell or repurchase any of the any of the Units or the Company Securities; or

(e) any Person will refund all or any part of the aggregate offer price for the Unit(s) or the other Company Securities.

Section 4.12 No Public Market. Investor understands that no public market now exists for the Units or the Company Securities, and that the Company has made no assurances that a public market will ever exist for the Units or the other Company Securities.

Section 4.13 Investment Experience. Investor, either alone or together with its Representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company Securities, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Unit(s) and the other Company Securities and, at the present time, is able to afford a complete loss of such investment in the Unit(s) and the other Company Securities.

Section 4.14 No Governmental Review. Investor understands that no United States federal or state agency or any other Governmental Authority has passed on or made recommendations or endorsement of the Company Securities or the suitability of the investment in the Company Securities nor have such authorities passed upon or endorsed, or will pass upon of endorse, the merits of the transactions set forth herein.

Section 4.15 Legends. Any legend required by the securities Laws of any state or province to the extent such Laws are applicable to the Company Securities represented by the certificate or other evidence so legended shall be included on any certificates representing or other applicable evidence of the Company Securities. The Investor also understands that the Company Securities may bear the following or a substantially similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

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Section 4.16 Investment Purpose. Investor understands and acknowledges that (a) the Company Securities have not been registered under the Securities Act or any state securities Laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities Laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and applicable state securities Laws or unless an exemption from such registration is available; and (b) the Investor is purchasing the Unit(s) and the other Company Securities for investment purposes only for the account of Investor.

Section 4.17 Access to Information. Investor has received, has read carefully and understands this Agreement, the form of Note attached as Exhibit A, the form of Warrant attached as Exhibit B, and such other information as requested by Investor as to the Units and the Company Securities and the business and operations of the Company, and has consulted its own attorney, accountant and/or investment advisor with respect to the transactions contemplated hereby and thereby and its suitability for Investor. The Company has made available to the Investor, before the purchase of the Unit(s) and the other Company Securities, the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of this Agreement, the Unit(s) and the other Company Securities and to obtain any additional information necessary to verify information contained in the Agreement, the Unit(s) and the other Company Securities or otherwise related to the financial data and business of the Company, to the extent that such parties possess such information or can acquire it without unreasonable effort or expense, and all such questions, if asked, have been answered satisfactorily and all such documents, if requested, have been found to be satisfactory.

Section 4.18 No Other Representations, Warranties, Covenants or Agreements of the Company. Except as set forth in this Agreement, the Note or the Warrant, the Company has not made any representation, warranty, covenant or agreement with respect to the matters contained herein and therein.

Section 4.19 Source of Funding; Identity. Investor acknowledges, understands, covenants and agrees that the source of payment for Investor’s purchase of Unit(s) and the other Company Securities is and will be from Investor’s own account and that the Company may require additional information regarding (a) the source(s) of the payment for the Unit(s) and the other Company Securities, and (b) the identity of Investor, in order to facilitate the Company’s compliance with the U.S. Government’s anti-money laundering policies and procedures as set out in the USA PATRIOT ACT and elsewhere. Investor acknowledges, understands, covenants and agrees that the funds representing the Investor’s payment for the Unit(s) and the other Company Securities which will be advanced by the Investor hereunder will not represent proceeds of crime for the purposes of any money laundering or terrorist financing Laws and the Investor acknowledges that the Company may in the future be required to disclose Investor’s name and other information relating to this Agreement and Investor’s subscription hereunder, on a confidential basis, pursuant to such Laws.

Section 4.20 Personal Information. Investor acknowledges that this Agreement and the Exhibits attached hereto require Investor to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining Investor’s eligibility to purchase the Unit(s) and the other Company Securities under applicable securities Laws and completing filings required by any applicable securities commission or other regulatory authority. Investor’s personal information may be disclosed by the Company to: (a) securities commissions or stock exchanges, (b) taxing authorities, and (c) any of the other parties involved in the Offering, including legal counsel to the Company, and may be included in record books in connection with the Offering. By executing this Agreement, Investor is deemed to be consenting to the foregoing collection, use and disclosure of Investor’s personal information. Investor also consents to the filing of copies or originals of any of Investor’s documents described herein as may be required to be filed with any securities commission or stock exchange.

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Section 4.21 Possible Merger, Public Offering. Investor acknowledges that the Company has informed Investor that the Company is currently contemplating issuing Common Stock in a possible merger and a possible public offering, which would occur after the closing of the Offering.

Article V

EVENTS OF DEFAULT

Section 5.1 Event of Default. The Investor may elect to declare an “Event of Default” if any of the following conditions or events shall occur and be continuing:

(a) the Company fails to pay the then-outstanding principal amount and accrued interest on the Notes on any date any such amounts become due and payable, and any such failure is not cured within twenty Business Days of written notice thereof by Investor;

(b) the Company fails to comply in any material respect with any other covenant or agreement hereunder and any such failure is not cured within twenty Business Days of written notice thereof by Investor;

(c) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company’s creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(d) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

Section 5.2 Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Investor may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Notes, together with all accrued and unpaid interest thereon, and the Notes shall thereupon become, immediately due and payable in cash and (ii) the Investor shall have the right to pursue any other remedies that the Investor may have under applicable Law.

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Article VI

MISCELLANEOUS

Section 6.1 Arbitration.

(a) The Parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration before one arbitrator (the “Arbitrator”). Binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(b) If the Company and the Investor cannot agree upon the Arbitrator within ten (10) Business Days of the commencement of the efforts to so agree on an Arbitrator, the Company and the Investor shall each select one arbitrator and the two arbitrators so selected shall select the sole Arbitrator which shall resolve the dispute, claim, or controversy.

(c) The Laws of the State of Virginia shall apply to any arbitration hereunder, without application of the conflicts of laws provisions thereof. In any arbitration hereunder, this Agreement and any agreement contemplated hereby shall be governed by the Laws of the State of Virginia applicable to a contract negotiated, signed, and wholly to be performed in the State of Virginia, which Laws the Arbitrator shall apply in rendering his decision. The Arbitrator shall issue a written decision, setting forth findings of fact and conclusions of Law, within sixty (60) days after he shall have been selected. The Arbitrator shall have no authority to award punitive or other exemplary damages.

(d) The arbitration shall be held in West Palm Beach, Florida in accordance with and under the then-current provisions of the rules of the American Arbitration Association, except as otherwise provided herein.

(e) On application to the Arbitrator, any Party shall have rights to discovery to the same extent as would be provided under the Federal Rules of Civil Procedure, and the Federal Rules of Evidence shall apply to any arbitration under this Agreement; provided, however, that the Arbitrator shall limit any discovery or evidence such that his decision shall be rendered within the period referred to in Section 6.1(c).

(f) The Arbitrator may, at his discretion and at the expense of the Party who will bear the cost of the arbitration, employ experts to assist him in his determinations.

(g) The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief, as applicable (including actual attorneys’ fees and costs), shall be borne by the unsuccessful Party and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrator shall otherwise allocate such costs in such decision. The determination of the Arbitrator shall be final and binding upon the Parties and not subject to appeal.

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(h) Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The Parties expressly consent to the non-exclusive jurisdiction of the courts (Federal and state) in Palm Beach County, Florida to enforce any award of the Arbitrator or to render any provisional, temporary, or injunctive relief in connection with or in aid of the Arbitration. The Parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the Parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the Parties) shall have been absent from such arbitration for any reason, including that such Party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

Section 6.2 Governing Law; Consent to Jurisdiction. This Agreement shall be governed, construed and enforced in accordance with the Laws of the State of Virginia, without application of the conflicts of laws provisions thereof. Each Party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Palm Beach County, Florida (the “Selected Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

Section 6.3 Waiver of Jury Trial; Exemplary Damages.

(a) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6.3(a).

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(b) Each of the Parties acknowledge that each has been represented in connection with the signing of the waiver set forth in Section 6.3(a) by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of such waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of such waiver and grants such waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

(c) In no event will any Party be liable to any other Party under or in connection with this Agreement or in connection with the transactions contemplated herein for special, general, indirect, consequential, or punitive or exemplary damages, including damages for lost profits or lost opportunity, even if the Party sought to be held liable has been advised of the possibility of such damage.

Section 6.4 Indemnification.

(a) By the Company. The Company will indemnify and hold the Investor, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of Investor (each, a “Investor Party”) harmless from any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) liabilities, obligations, contingencies, damages, and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees, costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not settle or compromise any claim for which an Investor Party seeks indemnification hereunder without the prior written consent of Investor Party and such consent not to be unreasonably withheld, conditioned or delayed, unless such settlement involves a full and complete release of the applicable Investor Party. The indemnification required by this Section 6.4(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, provided, however, that the recipient thereof shall execute a customary undertaking to repay any such amounts in the event that such recipient is ultimately determined not to be entitled to indemnification hereunder.

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(b) By the Investor. The Investor, severally and not jointly, agrees to indemnify and hold the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of the Company (each, a “Company Party”, with an Investor Party and Company Party each being referred to as an “Indemnified Party”) harmless from any and all Losses that any such Company Party may suffer or incur as a result of any breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement. If any action shall be brought against any Company Party in respect of which indemnity may be sought pursuant to this Agreement, such Company Party shall promptly notify the Investor in writing, and Investor shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Company Party. Any Company Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Company Party except to the extent that (i) the employment thereof has been specifically authorized by the Investor in writing, (ii) the Investor has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company Party and the position of such Investor, in which case the Investor shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Investor shall not settle or compromise any claim for which a Company Party seeks indemnification hereunder without the prior written consent of such Company Party and such consent not to be unreasonably withheld, conditioned or delayed, unless such settlement involves a full and complete release of the applicable Company Party. The indemnification required by this Section 6.4(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, provided, however, that the recipient thereof shall execute a customary undertaking to repay any such amounts in the event that such recipient is ultimately determined not to be entitled to indemnification hereunder.

Section 6.5 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 6.6 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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Section 6.7 Brokers. The Parties agree that there were no finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Each Party agrees to indemnify each other Party against any claim by any Person for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying Party and such Person, whether express or implied from the actions of the indemnifying Party.

Section 6.8 Severability. If any term or provision of this Agreement or the Note or the Warrant is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction, such determination shall not affect the validity or enforceability of the remaining terms and provisions hereof or thereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof or thereof is invalid, void or unenforceable, each of the Company and the Investor agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision; to delete specific words or phrases; or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid, void or unenforceable term or provision.

Section 6.9 Entire Agreement. This Agreement and the Note and the Warrant constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, whether written or oral, of the Parties.

Section 6.10 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 6.11 Further Assurances. From time to time, whether at or following a Closing, each Party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable Laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement. Each Party’s representations and warranties hereunder shall survive the Closings.

Section 6.12 Amendment; Waiver. Other than as specifically set forth herein, this Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only upon the written consent of the Company and the Investor. The Note and the Warrant may be amended, and the observance of any term thereof may be waived (either retroactively or prospectively), only upon the written consent of the Company and Investor.

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Section 6.13 Transferability; Assignment.

(a) Neither this Agreement nor the Note or the Warrant may be assigned or transferred, directly or indirectly, by Investor to any Person without the prior written consent of the Company and compliance with the other applicable provisions of this Agreement. Any purported transfer of this Agreement or the Note, the Warrant or other Company Securities in violation of this Section 6.13 shall be null and void.

(b) The Parties acknowledge and agree that, in the event that the Company completes a transaction with another Person or an affiliate of another Person, in which transaction a majority of the issued and outstanding shares of Common Stock are acquired by such Person (“Assignee”), the Company may freely assign this Agreement, the Note and the Warrant to such Assignee and may freely amend the terms of this Agreement and the Note and the Warrant as necessary to effect such amendment and, upon any such assignment the Company shall have no further obligations hereunder provided that assignee assumes all of the rights and obligations of the Company hereunder and pursuant to the Note and the Warrant.

Section 6.14 Transaction Expenses. Other than as specifically set forth herein, each Party shall pay its own costs and expenses (including attorneys’ fees) in connection with the preparation and closing of the transactions contemplated by this Agreement, the Units and the other Company Securities.

Section 6.15 Notices.

(a) Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Company, to:

The Maslow Media Group, Inc.

Attn: Mark Speck

22 Baltimore Road

Rockville, MY 20850

Email: mspeck@maslowmedia.com

With a copy to (which shall not constitute notice):

Anthony L.G., PLLC

Attn: John Cacomanolis

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Email: JCacomanolis@anthonypllc.com

If to Investor, to Investor’s mailing address and email address set forth on their signature page as attached hereto.

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(b) Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c) Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 6.16 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement nor in any way affect this Agreement.

Section 6.17 Confidentiality. Each Party agrees that, unless and until the transactions contemplated by this Agreement have been consummated, it and its Representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any Representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by Law to be published; (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement or (iii) to the extent that such use or disclosure is otherwise permitted by this Agreement. In the event of the termination of this Agreement, each Party shall return to the applicable other Party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each Party will continue to comply with the confidentiality provisions set forth herein.

Section 6.18 Public Announcements and Filings. Unless required by applicable Law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and Representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the Offering, except as may be mutually agreed by the Parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by Law or regulatory authorities, shall be delivered to each Party at least one (1) Business Day prior to the release thereof.

Section 6.19 Third Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided, no other Person and no director, officer, shareholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 6.20 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the Parties bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note or other Company Security) whether so expressed or not, but only to the extent that Section 6.13 hereof has been complied with.

Section 6.21 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the Person whose signature appears on the transmitted copy.

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the Closing Date.

THE MASLOW MEDIA GROUP, INC.

By:
Name:	Mark Speck
Title:	Chief Financial Officer

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly signed as of the Closing Date.

THE MASLOW MEDIA GROUP, INC.

By:	/s/ Nick Tsahalis
Name:	Nick Tsahalis
Title:	Chief Executive Officer
Date:	June 27, 2019

Investor Name: Hawkeye Enterprises Inc.

By:	/s/ Mark Speck
Name:	Mark Speck
Title:	President

Number of Units to be Acquired: 0.5 Units

Initial Principal Amount of Note to be acquired: $50,000

Number of shares of Common Stock to be Issued: 0.1

Warrant to acquire 0.05 shares of Common Stock to be Issued.

Exhibit A

Form of Note

(Attached)

Exhibit B

Form of Warrant

(Attached)